                                                                    EXHIBIT 10.6


                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT is made as of January 17, 1995 between Robert A. Yanover ("Borrower"), Lason Acquisition Corp., a Delaware corporation ("Lender"), and the Robert A. Yanover Living Trust u/a/d May 11, 1982 (the "R. Yanover Trust") and the Joseph Jonathan Yanover and Jennifer D. Yanover Irrevocable Trust dated January 5, 1993 (the "J. Yanover Trust", and, together with the R. Yanover Trust, the "Trusts"). Capitalized terms used herein are defined in Section 7 hereof.

     WHEREAS, Lason Holdings, Inc., a Delaware corporation and the parent company of the Lender ("Holdings"), and the Trusts are parties to an Executive Stock Agreement dated as of the date hereof, pursuant to which the R. Yanover Trust has purchased, and now holds, 402,987 shares (the "R. Yanover Shares") of Holdings' Class A-1 Common Stock, $.01 par value, and the J. Yanover Trust has purchased and now holds 66,074 shares of Holdings' Class A-1 Common Stock, par value $.01 per share (together with the R. Yanover Shares, the "Shares");

     WHEREAS, the Borrower desires that the Lender extend loans to the Borrower to enable the Borrower to pay certain taxes which the Borrower will or may incur in connection with the acquisition of the assets of Lason Systems, Inc., a Michigan corporation, by the Lender; and

     WHEREAS, the Trusts, which exist substantially for the benefit of Borrower and members of his immediate family, as a condition precedent to the Lender making loans pursuant to this Agreement, have entered into a Stock Pledge Agreement, dated as of the date hereof, and have pledged the Shares to secure the obligations of the Borrower under this Agreement to the Lender;

     NOW, THEREFORE, in consideration of the premises and the agreements and provisions herein contained, the Borrower, the Lender and the Trusts agree as follows:


                                   SECTION 1

                           AMOUNTS AND TERMS OF LOANS

     1.1 Loans. Subject to the terms of this Agreement and in reliance upon the representations and warranties of the Borrower and the Trusts contained herein and the agreements of the Trusts pursuant to the Stock Pledge Agreement:

         (A) Term Loan. Lender agrees to lend to the Borrower, in one draw, on the date of this Agreement, an aggregate amount of $609,778 (the
"Term Loan"), which is an estimate of the Additional Tax Amount. The Term Loan shall be evidenced by a Promissory Note (the "Term Note"), dated as of the date hereof, a copy of which is attached hereto as Exhibit A. The outstanding principal amount of the Term Loan (if any), together with all unpaid accrued interest in respect of the Term Loan, shall be repaid on the tenth anniversary of the date of this Agreement; provided that, except as provided in the final sentence of Section 1.1(C) below, the Lender's sole recourse for the repayment of the Term Loan, and the payment of any interest accruing in respect of the Term Loan, shall be to the Shares and the direct and indirect proceeds thereof.

         (B) Future Advances.

             (i) If at any time and from time to time after the date of this Agreement and prior to the tenth anniversary of the date of this Agreement the Additional Tax Amount is determined by audit or otherwise (including by the Borrower's tax advisors) to be greater than the Total Loan Amount at such time, then the Lender shall make an additional loan to the Borrower, within 10 days after its receipt from the Borrower of a written request for a Future Advance (as defined herein) and documentation of the amounts constituting such requested Future Advance Amount in form and substance reasonably satisfactory to the Lender, in an aggregate amount up to the Future Advance Amount (each such loan being a "Future Advance"). Each Future Advance shall be evidenced by a Promissory Note (each an "Advance Note", and together with the Term Note and the other Advance Notes, the "Notes"), dated as of the date of the advance of funds to the Borrower (the "Advance Date"), in the form attached hereto as Exhibit B, and delivered to the Lender contemporaneously with the making of such Future Advance. The outstanding principal amount of the Future Advances (if any), together with all unpaid accrued interest in respect of the Future Advances, shall be repaid on the tenth anniversary of the date of this Agreement; provided that, except as provided in the final sentence of Section 1.1(C) below, the Lender's sole recourse for the repayment of any Future Advance, and the payment of any interest accruing in respect of any Future Advance, shall be to the Shares and the direct and indirect proceeds thereof.

                (ii) If at any time the Lender is unable (by reason of the limitation set forth in Section 4.1 of the FUNB Loan Agreement or otherwise) to make any Future Advance which it is required to make pursuant to
Section 1.1(B)(i) above, then the Lender will so notify the Borrower and (a) the Borrower will nonetheless execute and deliver to the Lender an Advance Note in principal amount equal to the Future Advance Amount in question, (b) the Borrower will be deemed to have made a loan to the Lender (a "Deemed Loan") in the amount of such principal amount, as of the date of such Advance Note, and such Deemed Loan shall be evidenced by a Promissory Note dated as of date of such Deemed Loan, in the form and substance reasonably satisfactory to the Borrower and the Lender, and (c) the Lender will be deemed to have made such Future Advance as of the date of such Advance Note. Each such Deemed Loan, and each such deemed Future Advance, will bear interest at the same rate, and computed in the same manner, as interest on the Term Loan and other Future Advances hereunder. Subject to all applicable legal and contractual limitations (including those set forth in the FUNB Loan Agreement), the Lender will repay each Deemed Loan as promptly as practicable, including by the application of amounts described in Sections 8.8(ii) and 8.21 of the FUNB Loan Agreement (which amounts will be applied to the payment of all Deemed Loans deemed made hereunder and all "Deemed Loans" deemed made under any Other Credit Agreement, pro rata according to the respective unpaid principal amounts thereof), and the Lender will not make any dividends or distributions on its capital stock while any Deemed Loan is outstanding. At any time and from time to time, the Borrower may elect by written notice to the Lender to offset the unpaid portion of the principal amount of the Loans and/or accrued interest thereon by reducing the unpaid portion of the principal amount of any Deemed Loan and/or accrued interest thereon by a like amount.

         (C) Adjustments to Total Loan Amount. If at any time and from time to time after the date of this Agreement and prior to the tenth anniversary of the date of this Agreement the Additional Tax Amount is determined on account of an audit, refund (including by credit or offset against other tax liabilities), or otherwise to be less than the Total Loan Amount at such time, then the Borrower shall transfer promptly to the Lender an amount equal to the difference between the Total Loan Amount at such time and the Additional Tax Amount (the "Adjusted Amount"), together with any interest received thereon (or avoided thereby), such payment to be applied first to the payment of accrued interest and then principal on the Future Advances, if any, in the chronological order in which Future Advances are made, and then to the payment of accrued interest and then principal on the Term Loan, and the Total Loan Amount will be reduced by such Adjusted Amount (exclusive of any interest thereon or avoided thereby); provided that the Borrower may elect by written notice to the Lender to instead retain such Adjusted Amount (or any portion thereof) in payment of the unpaid principal amount of any Deemed Loan deemed to have been made pursuant to Section 1.1(B)(ii) above and accrued interest thereon (up to the aggregate unpaid principal amount of all Deemed Loans theretofore deemed to have been made and all unpaid accrued interest thereon). The Lender's recourse for obligations of the Borrower to make payments pursuant to this Section 1.1(C) shall not be limited to the Shares and the direct and indirect proceeds thereof, but shall include recourse to the Borrower and the Borrower's assets generally.

     1.2 Interest. Except as otherwise expressly provided in Section 3.1(B)(i) below, interest shall accrue at a rate equal to the lesser of (a) the "applicable federal rate" for short-term obligations (as published monthly in the Internal Revenue Bulletin) in effect from time to time, and (b) the highest rate permitted by applicable law from time to time, on the unpaid principal amount of the Term Loan and/or the Future Advances, including any Future Advance deemed to have been made pursuant to Section 1.1(B)(ii) above (collectively, the "Loans"), outstanding from time to time and, to the extent permitted by applicable law, on the accrued and unpaid interest thereon. All unpaid accrued interest on the Loans will be payable in full upon the maturity of the Loans (whether on the tenth anniversary of the date of this Agreement or pursuant to Section 3.1(B) hereof); provided that, except as provided in the final sentence of Section 1.1(C) above, the Lender's sole recourse for the payment of any interest accruing in respect of either the Term Loan or any Future Advance shall be to the Shares and the direct and indirect proceeds thereof. Interest will be computed on the basis of a 365-day or 366-day year, as the case may be, and the actual days elapsed.

     1.3 Prepayments.

         (A) At any time and from time to time, the Borrower, in his sole discretion, may prepay the then outstanding principal amount of, and accrued interest on, the Loans, in whole or in part, without penalty. All prepayments shall be applied first to the payment of accrued interest and then to payment of principal.

         (B) If at any time either of the Trusts receives any cash proceeds with respect to the Shares, including any cash proceeds derived directly or indirectly from non-cash proceeds of the Shares, in each case whether by way of a sale, a distribution in connection with any recapitalization, reorganization or reclassification, a dividend, a public offering or otherwise, such Trust shall promptly transfer to the holder(s) of the outstanding Note(s) (the "Holder(s)") the Applicable Percentage (as that term is defined below) of the full amount of such cash proceeds (or, if less, a portion of such cash proceeds in an amount equal to the amount of unpaid accrued interest and principal with respect to the Loans which is then outstanding) as a payment on the Loans, such payment to be applied first to the payment of accrued interest and then principal on the Future Advances, if any, in the chronological order in which Future Advances are made, and then to the payment of accrued interest and then principal on the Term Loan; provided that, by written notice to the Lender, the Borrower may instead elect to require such Trust to remit to the Borrower such proceeds (or any portion thereof) in payment (on behalf of the Lender) of the unpaid principal amount of any Deemed Loan deemed to have been made pursuant to
Section 1.1(B)(ii) above and accrued interest thereon (up to the aggregate unpaid principal amount of all Deemed Loans theretofore deemed to have been made and all unpaid accrued interest thereon). With respect to any cash proceeds of the Shares, the "Applicable Percentage" means the portion of the Shares from which such proceeds are derived or to which such proceeds relate (e.g., if the cash proceeds are a cash dividend paid in respect of all of the Shares, then the "Applicable Percentage" with respect to such proceeds will be 100%; if such cash proceeds are the proceeds of the sale of 40% of the Shares, then the "Applicable Percentage" with respect to such proceeds will be 40%).

     1.4 Payment. Payments of principal and interest are to be delivered to the Holder(s) at the following address:

        Lason Systems, Inc.
        28400 Schoolcraft

        Livonia, MI 48150

or to such other address or to the attention of such person as specified by prior written notice to the Borrower.

     All payments of principal and interest shall be made in lawful money of the United States by certified or cashier's check or wire transfer of immediately available funds. If the due date for payment of interest and/or principal falls on a date other than a Business Day (as hereinafter defined), then such payment shall be due on the next succeeding Business Day, and any additional interest on such payment shall accrue and be payable on such Business Day for the day(s) between the original due date and such Business Day. A "Business Day" shall mean any day other than days on which banks located in Michigan are authorized to be closed.


                                   SECTION 2

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Lender to enter into this Agreement and to make the Loans, each of the Borrower and each Trust represents and warrants to the Lender that the following statements are and, after giving effect to this Agreement and the Related Transactions Documents, will be (and at the time of each Future Advance, if any, will be) true, correct and complete:

     2.1 Capacity and Binding Obligation. Each of the Borrower and each of the Trusts has all requisite capacity and authority to enter into this Agreement and all Related Transactions Documents to which it is a party. This Agreement is, and the Related Transactions Documents to which the Borrower or such Trust is a party when executed and delivered will be, the legally valid and binding obligations of the Borrower or such Trust, as the case may be, each enforceable against the Borrower or such Trust, as applicable, in accordance with their respective terms.

     2.2 Title to Shares. Each Trust is the beneficial nd record owner of the Shares specified for such Trust in the introductory paragraphs of this Agreement, and no such Shares are subject to any lien or other encumbrance other than liens in favor of the Lender granted pursuant to the Stock Pledge Agreement.

                                   SECTION 3

                          DEFAULT, RIGHTS AND REMEDIES

    3.1  Events of Default.

         (A) Definition. For purposes of this Agreement, an "Event of Default" will be deemed to have occurred if:

             (i) all or any portion of the principal amount of or accrued interest on any Loan is not paid when due in accordance with this Agreement (including pursuant to Section 1.1(C) or Section 1.3(B) hereof);

             (ii) the Borrower or either of the Trusts fails to perform or observe any other provision contained in this Agreement or any of the Related Transactions Documents to which it is a party; or

             (iii) the Borrower makes an assignment for the benefit of creditors or admits in writing his inability to pay his debts generally as they become due; or an order, judgment or decree is entered adjudicating the Borrower bankrupt or insolvent and continues for 30 days unstayed or undismissed; or any order for relief with respect to the Borrower is entered under the Federal Bankruptcy Code; or the Borrower petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Borrower, or of any substantial part of the assets of the Borrower, or commences any proceeding relating to the Borrower under any bankruptcy or insolvency law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Borrower and either (x) the Borrower by any act indicates his approval thereof, consent thereto or acquiescence therein or (y) such petition, application or proceeding is not dismissed within 60 days.

         (B) Consequences of Events of Default.

             (i) If an Event of Default has occurred, the interest rate on the Loans as set forth in Section 1.2 will increase immediately by an increment of two percentage points (i.e., 2% per annum), to the extent permitted by law. Any increase of the interest rate resulting from the operation of this Section 3.1(B)(i) will terminate as of the close of business on the next date on which no Event of Default exists (subject to subsequent increases pursuant to this Section 3.1(B)(i)).

             (ii) If an Event of Default of the type described in
Section 3.1(A)(i) or Section 3.1(A)(iii) has occurred, the aggregate principal amount of the Loans (together with all accrued interest thereon and all other amounts payable in connection therewith) shall become immediately due and payable without any action on the part of any Holder, and the Borrower shall immediately pay to any Holder all amounts due and payable with respect to the Loans.

             (iii) If an Event of Default of the type described in
Section 3.1(A)(ii) has occurred and has continued for 30 days after notice thereof has been given by the Holder(s) to the Borrower, the Holder(s) may declare all or any portion of the outstanding principal amount of the Loans (together with all accrued interest thereon and all other amounts due in connection therewith) due and payable and demand immediate payment of all or any portion of the outstanding principal amount of the Loans.

             (iv) Each Holder will also have any other rights which such Holder or the Lender may have been afforded under any Related
Transactions Document or any other contract or agreement and any other rights which such Holder may have pursuant to applicable law.

             (v) The Borrower and each Trust, in each case of behalf of his or its successors and assigns, hereby waive diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of the Loans, and expressly agree that the Loans, or any payments hereunder, may be extended from time to time and that the Lender or the Holder(s) may accept security for the Loans or release security for the Loans, all without in any way affecting the liability of the Borrower or either Trust under this Agreement or any Related Transactions Document.

                                   SECTION 4

                           COVENANTS OF THE BORROWER

     4.1 Notice of Claim or Audit. The Borrower will promptly notify the Lender of any claim or audit made or to be made by a Taxing Authority and which could affect or concerns the Additional Tax Amount (a "Tax Claim/Audit"), and will use reasonable efforts to keep the Lender apprised of all material developments relating thereto.

     4.2 Contest of Tax Claim/Audit. The Borrower will engage in a good faith contest (a "Good Faith Defense") of any Tax Claim/Audit but shall retain control of the defense and settlement of such Tax Claim/Audit.

                                   SECTION 5

                          ASSIGNMENT AND PARTICIPATION

     5.1 Assignment and Participation. The Lender may assign all or any portion of its rights under this Agreement and further may assign, or sell participations in all or any part of the Loans.


                                   SECTION 6

                                 MISCELLANEOUS

     6.1 Governing Law.

     This Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws, and not the laws of conflicts, of the State of Michigan.

     6.2  Severability.

     Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall, if possible, be reformed to the extent necessary to conform with applicable law or shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     6.3  Usury Laws.

     It is the intention of the Borrower, the Trusts and the Lender to conform strictly to the usury laws now or hereafter in force in the State of Michigan, and any interest payable under the Loans will be subject to reduction to the amount not in excess of the maximum nonusurious amount allowed under the usury laws of Michigan as now or hereafter construed by the courts having jurisdiction over such matters. The aggregate of all interest contracted for, chargeable or receivable under the Loans will under no circumstances exceed the maximum legal rate upon the unpaid principal balance of the Loans remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it will be deemed a mistake, and such excess will be cancelled automatically and, if theretofore paid, rebated to the Borrower or credited on the principal amount of the Loans, or if the Loans have been repaid, then such excess will be rebated to the Borrower.

     6.4 Costs and Attorneys' Fees. All costs and expenses, including reasonable attorneys' fees, incurred in exercising any right, power or remedy conferred by this Agreement or in the enforcement thereof, shall become part of the "Loans" hereunder; provided that the Lender's sole recourse with respect the payment of such costs and expenses shall be to the Shares and the direct and indirect proceeds thereof.

     6.5 No Waiver; Cumulative Remedies. Neither the Lender, the Borrower, either Trust nor any Holder shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by such Person, and then only to the extent therein set forth. A waiver by any such Person of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Person would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of any such Person, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

     6.6 Successors and Assigns. All agreements set forth in this Agreement by or on behalf of the Borrower, the Lender or either Trust will bind and inure to the benefit of each of their respective successors and assigns, whether so expressed or not, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by the Borrower or either Trust without the Lender's prior written consent.

     6.7 Headings. The headings used in this Agreement are for the purpose of reference only and will not affect the meaning or interpretation of any provision of this Agreement.

     6.8 Counterparts. The Lender, the Borrower and each of the Trusts may execute this Agreement in separate counterparts (no one of which need contain the signatures of each of the Lender, the Borrower and each of the Trusts), each of which will be an original and both of which together will constitute one and the same instrument.

     6.9 Exhibits. The exhibits attached to this Agreement constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

     6.10 Complete Agreement. This Agreement and the Related Transactions Documents embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     6.11 Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Borrower, the Lender and each of the Trusts.

                                   SECTION 7

                                  DEFINITIONS

     7.1 Certain Defined Terms. The terms defined below are used in this Agreement as so defined. Terms defined in the Preface and in sections of the Agreement other than this Section 7 are used in this Agreement as so defined.

     "Additional Tax Amount" means the Borrower's share of the aggregate amount of actual Tax liability paid by the Borrower or Lason as a direct result of the Lender's acquisition of the assets of Lason, to the extent that the Borrower's share of such actual Tax liability exceeds the Borrower's share of the aggregate amount of Tax liability that would have resulted if the Lender had acquired the stock of Lason for an economically equivalent purchase price (taking into account the effect of the liabilities of Lason assumed by the Lender in such asset acquisition), and all out-of-pocket expenses (including legal and accounting fees and disbursements) incurred by the Borrower in connection with any dispute relating thereto.

     "Agreement" means this Credit Agreement (including all exhibits hereto).

     "Federal Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect and all rules and regulations promulgated thereunder.

     "FUNB Loan Agreement" means the Loan Agreement dated as of the date hereof among the Lender, First Union National Bank of North Carolina ("FUNB") and the other financial institutions which may become parties thereto as Lenders, and FUNB, as Agent, as in effect from time to time.

     "Future Advance Amount" for any Future Advance means the difference between the Additional Tax Amount and the Total Loan Amount immediately prior to such Future Advance.

     "Lason" means Lason Systems, Inc., a Michigan corporation.

     "Other Credit Agreements" means the various Credit Agreements dated as of the date hereof each between the Lender, on the one hand, and one or more stockholders of Lason (and, in certain instances, a related person), on the other hand, each as in effect from time to time.

     "Person" means any of the Lender, the Borrower, a Trust or any Holder.

     "Related Transactions Documents" means this Agreement, the Term Note and the Advance Notes, if any, the Stock Pledge Agreement and all other instruments, documents and agreements executed or delivered in connection with the funding and repayment of the Loans.

     "Stock Pledge Agreement" means the Stock Pledge Agreement dated as of the date hereof by and between the Lender and the Trusts, as in effect from time to time.

     "Tax" means any federal, state or local income, gross receipts, alternative or add-on minimum or other tax imposed by any Taxing Authority, including any interest on or penalty or addition with respect thereto.

     "Taxing Authority" means the United States Internal Revenue Service or, if applicable, the relevant state taxing authority.

     "Total Loan Amount" means the sum of the initial principal amounts of the Term Loan and all Future Advances, if any, in each case without giving effect to any payment by the Borrower, as adjusted pursuant to Section 1.1(C).

                               *   *   *   *   *

     IN WITNESS WHEREOF, the Borrower, the Lender and each of the Trusts have executed and delivered this Agreement as of the day and year first above written.



                                         /s/ Robert A. Yanover
                                         --------------------------------
                                         Robert A. Yanover




                                         LASON ACQUISITION CORP.


                                         By: /s/ Allen J. Nesbitt
                                            -----------------------------
                                         Its: President
                                            -----------------------------



                                         ROBERT A. YANOVER LIVING TRUST
                                         U/A/D MAY 11, 1982


                                         By: /s/ Robert A. Yanover
                                            -----------------------------

                                         Its: Trustee
                                            -----------------------------

                                         JOSEPH JONATHAN YANOVER AND
                                         JENNIFER D. YANOVER IRREVOCABLE
                                         TRUST DATED DECEMBER 7, 1993


                                         By: /s/ Laurence B. Deitch
                                            -----------------------------

                                         Its: Trustee
                                            -----------------------------

                                   EXHIBIT A

                                   TERM NOTE



                                 [SEE ATTACHED]

                                   EXHIBIT B

                              FORM OF ADVANCE NOTE

                                 [SEE ATTACHED]

                             STOCK PLEDGE AGREEMENT


   THIS PLEDGE AGREEMENT is made as of January 17, 1995 between the Robert A. Yanover Living Trust u/a/d May 11, 1982 (the "R. Yanover Trust"), the Joseph Jonathan Yanover and Jennifer D. Yanover Irrevocable Trust dated January 5, 1993 (the "J. Yanover Trust" and, together with the R. Yanover Trust, the "Pledgors"), and Lason Systems, Inc., a Delaware corporation formerly known as "Lason Acquisition Corp." (the "Company").

   The Company and Pledgors are parties to an Executive Stock Agreement dated as of the date hereof, pursuant to which the R. Yanover Trust has purchased and now holds 402,987 shares of the Company's Class A-1 Common Stock, $.01 par value (the "R. Yanover Trust Shares"), and the J. Yanover Trust has purchased and now holds 66,074 shares of the Company's Class A-1 Common Stock, $.01 par value (the "J. Yanover Trust Shares" and, together with the R. Yanover Trust Shares, the "Pledged Shares").

   Robert A. Yanover (the "Borrower") has delivered to the Company a promissory note dated as of the date hereof in the principal amount of $609,778 pursuant to the Credit Agreement dated as of the date hereof between the Borrower, the Pledgors and the Company (as in effect from time to time, the "Credit Agreement"). Each capitalized term used and not otherwise defined in this Pledge Agreement has the meaning which the Credit Agreement assigns to that term.

   Each Pledgor has been established substantially for the benefit of, and is currently controlled by, the Borrower or members of his immediate family. In consideration for the Company's agreement to make certain loans pursuant to the Credit Agreement which provide a substantial economic benefit to the Borrower, each Pledgor has agreed to pledge the Pledged Shares as security for the Borrower's obligations pursuant to the Notes which have been or may be issued pursuant to the Credit Agreement. This Pledge Agreement provides the terms and conditions upon which the Notes which have been or may be issued pursuant to the Credit Agreement will be secured by such pledge.

   NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Pledgors and the Company hereby agree as follows:

   1. Pledge. Each Pledgor hereby pledges to the Company, and grants to the Company a security interest in, the Pledged Shares held by such Pledgor, as security for the prompt and complete payment when due of the unpaid principal of and interest on the Notes, and all other obligations of the Borrower and the Pledgor's which have arisen or may arise under the Credit Agreement (collectively with such principal and interest, the "Obligations"). The obligations and agreements of the Pledgor pursuant to this Agreement and the Credit Agreement shall constitute a guaranty of payment and not a guaranty of collection.

   2. Delivery of Pledged Shares. Contemporaneously with the execution and delivery of this Pledge Agreement, each Pledgor is delivering to the Company the certificate(s) representing the Pledged Shares held by it, each together with a stock power, duly executed in blank, in form acceptable to the Company and such Pledgor.

   3. Voting Rights. Notwithstanding anything to the contrary contained herein, during the term of this Pledge Agreement, except during the continuance of an Event of Default, each Pledgor shall be entitled to all voting rights with respect to the Pledged Shares held by such Pledgor.

   4. Stock Dividends; Distributions, etc. If, while this Pledge Agreement is in effect, either Pledgor becomes entitled to receive or receives any securities in addition to, in substitution of, or in exchange for, any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), such Pledgor shall accept such securities on behalf of and for the benefit of the Company as additional security for the Obligations and shall promptly deliver such securities to the Company together with duly executed forms of assignment, and such securities shall be deemed to be part of the Pledged Shares hereunder.

   5. Default. If an Event of Default of a type described in subparagraph 3.1(A)(i) or 3.1(A)(iii) of the Credit Agreement occurs, or any other Event of Default under the Credit Agreement occurs and continues for 30 days, the Company may exercise any and all rights, powers and remedies of any owner of the Pledged Shares (including the right to vote the shares and receive dividends and distributions with respect to such shares), provided that all cash dividends and cash distributions with respect to such shares shall be applied in accordance with the Credit Agreement, and shall have and may exercise without demand any and all of the rights and remedies granted to a secured party upon default under the Uniform Commercial Code or otherwise available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten days written notice to the Pledgor in question, at such price or prices and upon such terms as the Company may deem advisable. Neither Pledgor shall have the right to redeem the Pledged Shares held by it after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the Obligations in a manner consistent with the terms of the Credit Agreement; provided, however, that after payment in full of the Obligations, the balance of the proceeds of sale then remaining shall be paid to Pledgors, and Pledgors shall be entitled to the return of any of the Pledged Shares remaining in the Company's possession.

   6. Costs and Attorneys' Fees. All costs and expenses, including reasonable attorneys' fees, incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof shall become part of the Obligations.

   7. Payment of Obligations and Release of Pledged Shares. Upon payment in full of the Obligations, the Company shall surrender to Pledgors all Pledged Shares in the Company's possession, together with all related forms of assignment.

   8. Further Assurances. Each Pledgor agrees that at any time and from time to time upon the written request of the Company, such Pledgor will execute and deliver such further documents and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Pledge Agreement.

   9. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

   10. Waivers and Amendments; Cumulative Remedies. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. Without limiting the foregoing, the Company shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the parties hereto, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

   11. Applicable Law. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws, and not the principles of conflicts of laws, of the State of Michigan.

   12. Successors and Assigns. All covenants and agreements set forth in this Pledge Agreement by or on behalf of the Pledgors or the Company will bind and inure to the benefit of each of their respective successors and assigns, whether so expressed or not, except that neither this Pledge Agreement or any of the rights, interests or obligations hereunder may be assigned by either Pledgor without the Company's prior written consent.

   13. Headings. The headings used in this Pledge Agreement are for the purpose of reference only and will not affect the meaning or interpretation of any provision of this Pledge Agreement.

   14. Conflict. The terms and conditions of the Credit Agreement are incorporated in this Pledge Agreement by this reference. In the event of any conflict between the terms of this Pledge Agreement and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.


                               *   *   *   *   *

   IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first above written.


                                               LASON SYSTEMS, INC.


                                               By /s/ Allen J. Nesbitt
                                                 ----------------------------
                                               Its President
                                                  ---------------------------



                                               ROBERT A. YANOVER LIVING TRUST
                                               U/A/D MAY 11, 1982


                                               By: /s/ Robert A. Yanover
                                                   ----------------------------

                                               Its: Trustee
                                                   ----------------------------



                                               JOSEPH JONATHAN YANOVER AND
                                               JENNIFER D. YANOVER IRREVOCABLE
                                               TRUST DATED DECEMBER 7, 1993


                                               By: /s/ Laurence B. Deitch
                                                   ----------------------------

                                               Its: Trustee
                                                   ----------------------------